                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)      June 11, 1998
                                                 ---------------------------

                                ADE Corporation
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            (Exact Name of Registrant as Specified in its Charter)

                                 Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

            0-26714                                         04-2441829
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     (Commission File Number)                      (I.R.S. Employer I.D. No.)

                 80 Wilson Way, Westwood, Massachusetts  02090
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         (Address of Principal Executive Offices, Including Zip Code)

                                (617) 467-3500
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              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 2.     Acquisition or Disposition of Assets.
------      ------------------------------------

          On June 11, 1998, Theta Acquisition Corporation, a wholly-owned subsidiary of ADE Corporation ("ADE") merged with and into Phase Shift Technology, Inc., an Arizona corporation ("PST"). As a result of the Merger, PST became a wholly-owned subsidiary of ADE and both PST shareholders, Dr. Christopher Koliopoulos and David Basila, received 1,334,000 shares and 666,000 shares respectively of the common stock, $.01 par value of ADE. The amount of consideration was determined as a result of arms-length negotiations between the parties.

          PST's business consists primarily of the design and manufacture of non-contact optical instrumentation, including but not limited to interferometric-based metrology products providing
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enhanced yield management for the semiconductor and computer hard disk industries. PST will continue to operate out of its Tucson, Arizona location as a subsidiary of ADE.

          Financial statements of PST required by Item 7(a) of Form 8-K and pro forma financial information required by Item 7(b) of Form 8-K have not been filed herewith and shall be filed on or before August 25, 1998. The Registrant incorporates herein by reference and attaches hereto as Exhibit 2 the Agreement and Plan of Merger, including a list of all omitted schedules and exhibits thereto. The Registrant incorporates herein by reference the Registration Rights Agreement attached hereto as Exhibit 4.6. The Registrant incorporates herein by reference the News Release made available to the public on June 15, 1998 and attached hereto as Exhibit 20.



                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ADE CORPORATION


Date:  June 25, 1998            By:
                                    ----------------------------------------
                                    Mark D. Shooman
                                    Vice President and
                                    Chief Financial Officer
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                           CURRENT REPORT ON FORM 8-K

                                ADE CORPORATION

                                 EXHIBIT INDEX


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
Exhibit                                                                                 Sequential Page
Number                           Description of Exhibit                                     Number
------                           ----------------------                                     ------
   2            Agreement and Plan of Merger, Including a List of All                           4
                Omitted Schedules and Exhibits Thereto

 4.6            Registration Rights Agreement                                                  40

  20            News Release Dated June 15, 1998                                               49
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